DELAWARE GROUP ADVISER FUNDS

Delaware Diversified Income Fund

Supplement to the Fund's
Institutional Class Prospectus
dated June 28, 2002

The following replaces in its entirety the section titled "What are the Fund's fees and expenses?" of the Fund's Prospectus on page 3:

What are the Fund's fees and expenses?

You do not pay sales charges directly from your investments when you buy or sell shares of the Institutional Class.
Maximum sales charge (load) imposed on purchases as a percentage of offering price	none
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	none
Maximum sales charge (load) imposed on reinvested dividends	none
Redemption fees	none
Exchange fees[1]	none

Annual fund operating expenses are deducted from the Fund's assets.
Management fees	0.55%
Distribution and service (12b-1) fees	None
Other expenses[4]	1.52%
Total operating expenses[4]	2.07%
Fee waivers and payments	(1.32%)
Net expenses[2]	0.75%

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown. 3 This is an example only, and does not represent future expenses, which may be greater or less than those shown here.
1 year	$77
3 years	$521

1  Exchanges are subject to the requirements of each fund in the Delaware Investments family. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.

2  The investment manager has contracted to waive fees and pay expenses through December 31, 2002 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.75% of average daily net assets.

3  The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example reflects the net operating expenses with fee waivers and payments for the one year contractual period and total operating expenses without fee waivers and payments for years two and three.

4  Other expenses are based on estimates for the current fiscal year.

This supplement is dated October 28, 2002.